                                                              Exhibit Ex-99.e(5)


                                              Dated: June 27, 1994, as amended
                                              and restated on September 23, 1998


                                   SCHEDULE A
                                     TO THE
                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT
                         BETWEEN SUMMIT INVESTMENT TRUST
                   AND BISYS FUND SERVICES LIMITED PARTNERSHIP


Name of Fund
------------

Summit High Yield Fund Class A
Summit High Yield Fund Class B
Summit Emerging Markets Bond Fund Class A
Summit Emerging Markets Bond Fund Class B


                                  SUMMIT INVESTMENT TRUST
                                  __________________________________

                                  By:_______________________________

                                  Title:____________________________

                                  Date:_____________________________


                                  BISYS FUND SERVICES LIMITED PARTNERSHIP

                                  By: BISYS Fund Services, Inc., General Partner
                                  __________________________________

                                  By:_______________________________

                                  Title:____________________________

                                  Date:_____________________________

                                                 Dated:  As of June 27, 1994, as
                                                 amended on December 16, 1997
                                                 and September 23, 1998


                                   Schedule B

               to the Amended and Restated Distribution Agreement
                       between Summit Investment Trust and
                     BISYS Fund Services Limited Partnership

Name of Distribution Plan Fund                   Name of Distribution Plan Class
--------------------------------------------------------------------------------
Summit High Yield Fund                             Class A Shares
                                                   Class B Shares

Summit Emerging Markets Bond Fund                  Class A Shares
                                                   Class B Shares


                                  SUMMIT INVESTMENT TRUST


                                  By:_______________________________

                                  Name:

                                  Title:


                                  BISYS FUND SERVICES
                                  LIMITED PARTNERSHIP

                                  By: BISYS Fund Services, Inc.,
                                      General Partner

                                  By:_______________________________

                                  Name:

                                  Title:

                                                Dated:  As of September 27, 1995
                                                As amended September 23, 1998

                                  Schedule C-2
               to the Amended and Restated Distribution Agreement
                       between Summit Investment Trust and
                     BISYS Fund Services Limited Partnership

                    DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
                    -----------------------------------------

This Schedule C-2 relating to the Summit High Yield Institutional Service Shares Class is no longer used because such class of shares was terminated in 1997.

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                                                Dated:  As of July 27, 1994, as
                                                amended on December 16, 1997 and
                                                September 23, 1998


                                   Schedule D
                                     to the
                   Amended and Restated Distribution Agreement
                       between Summit Investment Trust and
                     BISYS Fund Services Limited Partnership

       Name of Load Fund                             Name of Load Shares
--------------------------------------------------------------------------------
Summit High Yield Fund                               Class A Shares

Summit Emerging Markets Bond Fund                    Class A Shares


                                  SUMMIT INVESTMENT TRUST


                                  By:_______________________________

                                  Name:

                                  Title:


                                  BISYS FUND SERVICES
                                  LIMITED PARTNERSHIP

                                  By: BISYS Fund Services, Inc.,
                                      General Partner

                                  By:_______________________________

                                  Name:

                                  Title:

                                        4